                       NOTICE OF GUARANTEED DELIVERY FOR
                            UNIVERSAL OUTDOOR, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Universal Outdoor, Inc. (the "Company") made pursuant to the
Prospectus, dated February   , 1997 (the "Prospectus"), if certificates for the
outstanding 9 3/4% Series B Senior Subordinated Notes Due 2006 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to United States Trust Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

      DELIVERY TO: United States Trust Company of New York, EXCHANGE AGENT

                                    BY MAIL:
                    United States Trust Company of New York
                       Post Office Box 844 Cooper Station
                         New York, New York 10276-0844

                             BY OVERNIGHT COURIER:
                    United States Trust Company of New York
                         770 Broadway Street, 7th Floor
                            New York, New York 10003
                 Attention: Corporate Trust and Agency Services

                                    BY HAND:
                    United States Trust Company of New York
                                  111 Broadway
                                  Lower Level
                             Corporate Trust Window
                            New York, New York 10006

                                 BY FACSIMILE:
                                 (212) 420-6152
                 Attention: Corporate Trust and Agency Services
                             Confirm by Telephone:
                                 (800) 548-6565

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$
------------------------------------------------
Certificate Nos. (if available):

--------------------------------------------------    If Old Notes will be delivered by book-entry
                                                      transfer to The Depository Trust Company,
                                                      provide account number.

Total Principal Amount Represented by
--------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Old Notes Certificate(s):

$ ------------------------------------------        Account Number --------------------------------

--------------------------------------------------------------------------------

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X  ---------------------------------
                                        ---------

X  ---------------------------------
                                        ---------
   Signature(s) of Owner(s)                Date
   or Authorized Signatory

   Area Code and Telephone Number:
-------------------

    Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                                  PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
             -------------------------------------------------------------------------------
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             -------------------------------------------------------------------------------

Capacity:
             -------------------------------------------------------------------------------
             -------------------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------------------
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             -------------------------------------------------------------------------------

                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

-------------------------------------------   -------------------------------------------
                Name of Firm                              Authorized Signature
-------------------------------------------   -------------------------------------------
                  Address                                        Title
                                              Name: -------------------------------------
-------------------------------------------
                                    Zip Code             (Please Type or Print)
Area Code and Tel. No.                        Dated: -------------------------------------
----------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.